UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 21, 2009

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	91-1696175
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue N., Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 21, 2009, Jones Soda Co. issued a press release announcing that it has received written indication of interest from Big Red Holdings Corporation, the parent company of Big Red, Inc., one of the top ten carbonated soft drink companies in the U.S. that markets Big Red soda and other flavored soft drinks, in acquiring the company for a cash purchase price of $0.30 per share of common stock. A copy of the press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

December 21, 2009	By:	Michael R. O'Brien

Name: Michael R. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 21, 2009